EXHIBIT 10.2

THIS DEBENTURE AND THE SHARES OF COMMON STOCK UNDERLYING THIS DEBENTURE (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR IN A TRANSACTION THAT, IN THE OPINION OF COUNSEL TO DISTINCTIVE DEVICES, INC., QUALIFIES AS AN EXEMPT TRANSACTION UNDER SUCH ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

No.  1                                                        US $ 400,000.
Dated:  December 27, 2001

                           DISTINCTIVE DEVICES, INC.
                           10% CONVERTIBLE DEBENTURE

   FOR VALUE RECEIVED, Distinctive Devices, Inc., a New York corporation (the "Company"), hereby promises to pay to the order of LINK ASSETS LIMITED, a limited liability company under the laws of the Isle of Jersey, the registered holder hereof (the "Holder"), the principal sum of Four Hundred Thousand US Dollars (US $400,000) five (5) years from the date hereof (the "Maturity Date") and to pay interest on the principal sum outstanding, at the rate of ten percent (10%) per annum, semi-annually on the last day of June and December, commencing June 30, 2002 until maturity or otherwise satisfied in full. All interest will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"), provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement executed by the original Holder. Subject to the provisions herein, the principal of, and interest on, this Debenture are payable at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time.

   This Debenture is one of a duly authorized issue of up to $2,400,000 in principal amount of Debentures of the Company, designated as 10% Convertible Debenture (hereinafter the "Debentures"). The Debentures were initially issued as part of a private placement by the Company of up to 600,000 units (the "Units") pursuant to the terms of a Subscription Agreement, among the Company and the original Holders. Each Unit consisted of (i) $4.00 principal amount of Debentures and (ii) shares of Common Stock, $.05 par value, of the Company (the "Common Stock").

   This Debenture is subject to the following additional provisions:

    1. Exchanges. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

    2. Transfer. This Debenture has been issued subject to investment representations of the original Holder hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws. The Holder shall send the form of Assignment attached hereto as Exhibit A duly executed with the Debenture to the Company. In the event of any proposed transfer of this Debenture or issue of shares of Common Stock upon conversion hereof to a person other than the Holder, the Company may require, prior to issuance of a new Debenture or the shares of Common Stock in the name of such other person, that it receive reasonable transfer documentation, including opinions, that the issuance of the Debenture or the shares of Common Stock in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer or conversion of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

   3.     Conversion.

     3.01 Right to Convert. The Holder of this Debenture is entitled, at his option, to convert at any time commencing upon the date hereof and continuing until the Debenture is repaid in full or as provided in Article 4 herein, all or part of the then outstanding principal amount of this Debenture into shares of Common Stock of the Company (the "Conversion Shares"), at a conversion price for each share of Common Stock (the "Conversion Price") based upon the year from initial issuance during which the Company receives the notice of conversion (the "Conversion Notice"), as set forth below, subject to adjustment pursuant to
Section 5 hereof:


                      Year                   Conversion Price Per Share
                      ----                   --------------------------

                      First                  $0.25
                      Second                 $0.37 1/2
                      Third                  $0.50
                      Fourth                 $0.62 1/2
                      Fifth                  $0.75

Unpaid interest, if any, accrued or accruing from the date of issuance to the Conversion Date (as defined) shall, at the option of the Company, be paid in cash or shares of Common Stock upon conversion at the then Conversion Price. No fraction of shares or certificate representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.

     3.02 Notice of Conversion. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of Conversion Notice attached hereto as Exhibit B, executed by the Holder of the Debenture evidencing the Holder's intention to convert this Debenture. The date on which notice of conversion is duly given (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with a duly executed Conversion Notice, to the Company. As soon as practicable after receipt of the aforementioned documents, the Company shall issue and deliver to the Holder (or such other person designated in the Conversion Notice), a certificate or certificates for the full number of shares of Common Stock issuable upon the conversion.

     3.03 Partial Conversion. If less than the entire principal amount of this Debenture is to be converted, upon the conversion the Company shall issue a new Debenture to the Holder in a principal amount equal to unconverted principal amount of this Debenture when converted.

     3.04 Reservation of Shares. The Company shall reserve out of its authorized but unissued shares of Common Stock (or shares held in treasury) enough shares of Common Stock to permit the conversion of this Debenture upon shareholder approval of an increase in the number of authorized shares of Common Stock. All shares of Common Stock which may be issued upon conversion of this Debenture shall be validly issued, fully paid and non-assessable.

   4.     Redemption.

     4.01 Right to Redeem. The Company shall have the right to redeem this Debenture at any time, in whole or in part, commencing one (1) year from the date hereof, at a redemption price (the "Redemption Price"), (expressed in percentages of the principal amount) set forth below, plus accrued and unpaid interest to the redemption date (the "Redemption Date"). If redeemed during the periods indicated below, the applicable redemption percentage would be:

                      Year                   Percentage
                      ----                   ----------

                      Second                 105.00%
                      Third                  103.75%
                      Fourth                 102.50%
                      Fifth                  101.25%

     4.02 Notice of Prepayment. Notice of prepayment of this Debenture shall be given to the Holder at his address as specified in the Debenture Register at least fifteen (15) days prior to the date fixed for such prepayment. The notice of redemption shall state (i) the Redemption Date, (ii) the Redemption Price,
(iii) the Conversion Price and the date that the right to convert would terminate, and (iv) the place where the Debenture is to be surrendered for redemption. Upon notice of prepayment being given as aforesaid, the Company covenants and agrees that it will pay on the Redemption Date the amount payable on the redemption together with all accrued and unpaid interest thereon.

     4.03 Debenture to Become Due on Date Called for Redemption. If this Debenture is called for redemption, then this Debenture shall become due and payable on the Redemption Date stated in such notice and shall cease to bear interest on and after such Date, and the only right of the Holder will be to receive the Redemption Price, unless, upon presentation, the Company shall fail to redeem this Debenture.

     4.04 Partial Redemption. If less than the principal amount of all outstanding Debentures are to be redeemed, the redemption shall be pro rata on each Debenture equal to the percentage the aggregate redemption amount (excluding accrued and unpaid interest) bears to the aggregate principal amount of all outstanding Debentures. Upon surrender of this Debenture upon a partial redemption, the Company shall issue a new Debenture to the Holder in a principal amount equal to the unredeemed principal amount of this Debenture when surrendered.

   5.     Anti-dilution.

     5.01 Adjustment. The Conversion Price shall be subject to adjustment from time to time as follows:

     (a) If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend or other distribution of securities to the Company's stockholders without consideration (other than a distribution of rights to purchase securities for cash) payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, immediately following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, said other distribution, subdivision or split-up, the number of Conversion Shares and the Conversion Price of this Debenture shall be appropriately adjusted so that the number of Conversion Shares shall be increased and the Conversion Price decreased in proportion to such increase of outstanding shares.

     (b) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then, immediately following the record date for such combination or reverse split, the number of Conversion Shares and the Conversion Price of this Debenture shall be appropriately adjusted so the number of Conversion Shares shall be decreased and the Conversion Price shall be increased in proportion to such decrease in outstanding shares.

     5.02 Determination. Any adjustment required by Section 5.01 shall be made by the Company which adjustment shall be conclusive to the Holder. Upon a determination of an adjustment pursuant to this Section, the Company shall send notice to the Holder specifying the new number of Conversion Shares and the Conversion Price, and the reason and calculation for the adjustment.

     5.03 Consolidation, Merger and Sale of Assets. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall receive notice from the Company of such Sale at least fifteen (15) days prior to the proposed effective date of the Sale. The notice shall disclose the Holder's rights in respect of such Sale, and have the right to convert by delivering a Notice of Conversion to the Company prior to the effective date of the Sale.

   6.     Subordination.

     6.01 Senior Indebtedness. The rights of the Holder hereof to the principal sum or portion of principal, and the interest due on this Debenture are and shall remain subject and subordinate to the prior payment of the principal of (and premium and fees, if any) and interest on (i) all existing or future obligations of the Company for money borrowed from any bank, trust company or other financial institution engaged in the business of lending money, and (ii) any modifications, renewals, extensions or refundings of the foregoing (hereinafter called the "Senior Indebtedness").

     6.02 Effect of Subordination. Upon receivership, insolvency, assignment for the benefit of creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets and liabilities of the Company, (i) no amount shall be paid by the Company in respect of the principal of or interest on this Debenture at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall have been paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Debenture which shall assert any right to receive any payments in respect of the principal of and interest on this Debenture, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

     6.03 Rights of Holder. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed, nor shall anything herein prevent the Holder from exercising all remedies otherwise permitted to him by applicable law or hereunder upon the occurrence of any Event of Default, subject to the rights, if any, of the holders of Senior Indebtedness. The Holder shall be entitled to assume that no event which would give rise to subordination under this Section 6 has occurred unless the Company or any holder of Senior Indebtedness shall have given notice to the Holder or the Holder has otherwise received notice of such event. This Debenture is unsecured. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures included in the Units, and shall be senior to any other indebtedness of the Company (including trade debt) other than the Senior Indebtedness.

   7. Securities Laws. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Conversion Shares except under circumstances which will not result in a violation of the Securities Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities. If at the time of the conversion of this Debenture no registration statement under the Securities Act with respect to the Conversion Shares is in effect, the Holder will make such representations and warranties as were made in the Subscription Agreement regarding his acquisition of the Conversion Shares.

   8.     Event of Default.

     8.01 Events. The existence of any one or more of the following events shall constitute an "Event of Default":

     (a) the Company shall fail to pay within thirty (30) days of the due date any sum due in respect of principal or interest thereon in respect of this Debenture or any of the other Debentures included in the Units, whether at maturity, by redemption or otherwise; or

     (b) the Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

      (c) the Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under any Senior Indebtedness and the holder thereof has demanded acceleration of the principal amount of such Senior Indebtedness, and such demand for acceleration shall not have been waived or rescinded; or

      (d) the Company shall (i) admit in writing its inability to pay its debts generally as they mature; (ii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or
            (iii) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

      (e) a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within ninety (90) days after such appointment; or

      (f) any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within ninety (90) days thereafter; or

      (g) proceedings for bankruptcy, reorganization, insolvency or liquidation proceedings or other relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within ninety (90) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding.

     8.02 Remedies. Upon the occurrence and continuation of an Event of Default, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) the holders of not less than a majority of the principal amount of Debentures then outstanding may, by written notice to the Company, declare the Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, anything herein or in any other Debenture to the contrary notwithstanding, and thereafter the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law, subject to Section 6 hereof regarding subordination.

   9. Benefits. This Debenture shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and his heirs, administrators, successors and assigns, provided that the Holder may transfer all or part of the unpaid principal amount of this Debenture to a member of his immediate family, to a trust of which the Holder or a member of his immediate family is the beneficiary, or to a corporation or other entity wholly-owned by the Holder.

   10.     Amendments and Waivers.

     10.01 Consent. With the written consent of the holders of at least a majority of the then aggregate principal amount of the outstanding Debentures, any covenant, agreement or condition of the Debentures may be waived by the holders (either generally or in a particular instance and either retroactively or prospectively), or such holders and the Company may from time to time enter into agreements for the purpose of amending any covenant, agreement or condition of the Debentures or changing in any manner the rights of the Holders; provided, however:

     (a) no such amendment or waiver shall (i) change the stated maturity of this Debenture or reduce the interest rate, or reduce the amount of the principal hereof, or (ii) adversely, as to the Holder, change or modify the terms under which this Debenture may be converted pursuant to Section 3 hereof, or (iii) reduce the percentage of holders of Debentures required to approve any such amendment or effectuate any such waiver, without the consent of all of the holders of Debentures then outstanding; and

     (b) no such waiver shall extend or effect any obligation not expressly waived or impair any right consequent thereon.

     10.02 Application. Any such amendment or waiver shall apply equally to all holders of Debentures, including the Holder, and shall be binding upon them, upon each future Holder and upon the Company, whether or not such Debenture shall have been marked to indicate such amendment or waiver, but any Debenture issued thereafter shall bear a notation referring to any such amendment or continuing waiver.

   11. Notices. All communications and notices provided for herein shall be in writing and shall be deemed to have been sufficiently given or served for all purposes if delivered in person or sent by express courier or by certified or registered mail, postage prepaid if sent by certified or registered mail, to the following addresses: if to the Company, at its office, One Bridge Plaza, Suite 100, Fort Lee, New Jersey 07024, Attention: President, or at any other address designated by the Company in writing to the Holder of Record of this Debenture; and if to any Holder of Record of the Debenture, as specified in writing to the Company by an initial or successor Holder of Record.

   12. Governing Law. This Debenture shall be deemed to be a contract made under, and to be construed in accordance with, the laws of the State of New York, without giving effect to conflicts of law.

   13. Section Headings. The descriptive section headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

   IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

                                     DISTINCTIVE DEVICES, INC.

                                     By:  /s/ Sanjay Mody
                                     Name:   Sanjay S. Mody
                                     Title:  President


                                   EXHIBIT A

                                   ASSIGNMENT

                    (To be executed by the Registered Holder
                if such Holder desires to transfer the Debenture)

   FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto ____________________________________

whose address is _____________________________________ all [___________] $US

of the principal amount of this Debenture, together with all right, title and interest therein.

Dated:  ____________, 20___


 ------------                              Signature: ______________________
(Insert social security or other
tax identification number of assignee)

(The above signature must correspond with the name as written upon page 1 of this Debenture in every particular, without alteration or enlargement or any change whatever.)


________________________________
*This amount must be for $1,000 or multiple thereof.



                                   EXHIBIT B

                               CONVERSION NOTICE
  (To be executed by the Registered Holder in order to convert the Debenture)

   The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the Debenture No. ___ into shares of Common Stock of DISTINCTIVE DEVICES, INC. (the "Company") according to the conditions hereof, as of the date written below.


Date of Conversion __________________________________________________________

Applicable Conversion Price  ________________________________________________

Signature ___________________________________________________________________

              [Name]

Social Security or other tax identification number: ________________________

Address: ___________________________________________________________________

____________________________________________________________________________


        If the shares of Common Stock issuable upon conversion are to be registered in the name other than that of the Registered Holder, provide the following information as to the proposed holder of the shares:

Name:      ______________________________________________

Address:   ______________________________________________

           ______________________________________________

Social Security or
tax identification number: ______________________________

Reason for transfer:   ______________________________________________________